Ex. 99-(q)

                                POWER OF ATTORNEY

                        KEELEY SMALL CAP VALUE FUND, INC.

         KNOW ALL MEN BY THESE PRESENTS that the undersigned, members of the Board of Directors of the KEELEY Small Cap Value Fund, Inc. (the "Fund"), hereby constitute and appoint John L. Keeley, Jr., Mark E. Zahorik and Christopher L. Keeley, and each of them, their true and lawful attorney and agent to do any and all acts and things to execute, including in electronic format, any and all instruments which said attorney and agent may deem necessary or desirable to enable the Fund to comply with the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, and any rules, regulations and requirements of United States Securities and Exchange Commission thereunder in connection with the registration under said Acts, including specifically, but without limiting, the generality of the foregoing power and authority to sign the name of the undersigned in their capacity as members of the Board of Directors to Registration Statements and Amendments to Registration Statements filed with the United States Securities and Exchange Commission with respect to shares issued by the Fund and to any and all instruments or documents filed as part of, or in connection with, said amendments to the Registration Statement; and the undersigned hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned have subscribed to these presents, this 14th day of November 2000.



    /S/ JEROME J. KLINGENBERGER                      /S/ JOHN F. LESCH
----------------------------------------   -------------------------------------
         Jerome J. Klingenberger                     John F. Lesch



         /S/ JOHN G. KYLE                             /S/ ELWOOD P. WALMSLEY
----------------------------------------   -------------------------------------
           John G. Kyle                               Elwood P. Walmsley



         /S/ SEAN W. LOWRY
--------------------------------------------
           Sean W. Lowry
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